Exhibit 99.1

The Next Level Golden Telecom, Inc. Investor Presentation Jean-Pierre Vandromme, CEO Boris Svetlichny, Senior Vice President, CFO&Treasurer 3d Quarter 2007 Results Conference Call Jean-Pierre Vandromme, CEO Boris Svetlichny, CFO Thursday, Nov. 8, 2007 8:00a.m. (U.S. Eastern Time Zone), 1:00p.m. (London Time), 4:00p.m. (Moscow Time) U.S.:+1 (866) 238-1645, International: +1 (703) 639-1163 No access code is necessary Replay available from Nov. 8, 2007, 4:45p.m. through Nov. 15, 2007, 11:59p.m. (U.S. Eastern Time Zone) U.S.:+1 (800) 475-6701, International.: +1 (320) 365-3844 Enter access code 893142 Live Webcast: www.goldentelecom.com/webcast_en The webcast will also be available for replay on the Internet from Nov. 9, 2007

Statements made in this presentation are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements include those on the expected effect of amending our SARs program, our corporate strategy including expansion into new market segments and regions, construction of our FTTB networks and macroeconomic factors in the markets in which we operate including market growth forecasts, computer penetration, financial forecasts, including expected revenues, EBITDA, market share, broadband users estimates, and capital expenditures. It is important to note that such statements involve risks and uncertainties which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the possibility that amending our SARs program does not have the expected benefits, that we are not able to construct our FTTB networks in the manner we expect that our corporate strategy does not continue as we expect or bring the expected benefits, that macroeconomic factors in the markets in which we operate are different than we anticipate, or that our financial results are different than we expect. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's current reports on Form 8-K filed during 2007, the Company's quarterly report on Form 10-Q filed during 2007 and the Company's annual report on Form 10-K for the year ended December 31, 2006. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Anastasia Borzova e-mail: ir@gldn.net e-mail: PublicRelations@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding Forward Looking Statements

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding income from continuing operations, EBITDA, operating income, operating margins, net income and net income per share, all without costs associated with SARs, which are non-GAAP financial measures. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. Management used EBITDA as the primary basis to evaluate the performance of each of its reportable segments. Further, management uses EBITDA for planning and forecasting in future periods. Management believes EBITDA is a meaningful measure of performance as it is commonly utilized by management and by investors to analyze operating performance and entity valuations. Management, the investment community and the banking institutions routinely use EBITDA, together with other measures, to measure operating performance in our industry. EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. These non-GAAP measures should not be considered as a substitute for reported results prepared in accordance with GAAP. These non-GAAP financial measures, as determined and presented by the Company, many not be comparable to related or similarly titled measures reported by other companies. Set forth in slides 22-24 are attachments that reconcile these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Anastasia Borzova e-mail: ir@gldn.net e-mail: PublicRelations@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding non-GAAP Financial Measures

Third quarter 2007 earnings release Financial Overview

3Q07 highlights: Explicit evidence of successful strategy implementation 53% year-on-year increase in consolidated revenue 42% year-on-year increase (35% growth in EBITDA including cost of Equity Based Compensation1 ("EBC" ) 38% year-on year increase in operating income (25% including cost of EBC) 211% year-on-year increase in net income (207% including cost of EBC) Note (1): Equity Based Compensation ("EBC") to employees includes the residual costs of Stock Appreciation Rights ("SAR") plus the non-cash costs of Stock Options as required under Accounting Standard 123(R) Financial Highlights Key corporate events First quarter with full consolidation of Corbina Telecom results Doubling the speed of fiber-optic networks deployment ("Triple 65 Project") with construction works started in 24 cities 394,000 residential broadband subscribers of which 254,900 added during the first ten months of 2007 capturing 50% of incremental subscribers in Moscow Ongoing deployment of zonal networks in Russia. We are the largest zonal operator with networks in 21 regions

3Q06 3Q07 EBITDA 63.1 85.1 EBC 2.4 7.9 2Q07 3Q07 EBITDA 81.2 85.1 EBC 2.1 7.9 2Q07 3Q07 Revenues 297.7 350.4 EBITDA, $ m Financial performance: Revenue and EBITDA growth Growth 42%(2) y-o-y 2.1(*) 7.9(*) 83.3 93.0 3Q06 3Q07 Revenues 228.7 350.4 3Q06 3Q07 Revenue, $ m Growth 53% y-o-y (1) Growth 18% q-o-q (1) 2Q07 3Q07 3Q06 3Q07 3Q07 7.9 (*) 2.4 (*) Note (1): y-o-y stands for 'Year-on-Year', q-o-q stands for 'Quarter-on-Quarter'. Note (2) Growth calculated with cost of EBC excluded Note (*): These amounts represent cost of EBC accrued for the period 2Q07 65.4 93.0 Growth 12%(2) y-o-y

3Q06 3Q07 Net income 24.2 74.4 EBC 2.1 7.5 2Q07 3Q07 Net income 32.3 74.4 EBC 1.5 7.5 Net Income, $ m Financial performance: Operating Income and Net Income growth Growth 211%(1) y-o-y 81.9 1.5(*) 7.5(*) 33.8 81.9 3Q06 3Q07 Op income 36.7 45.9 EBC 2.4 7.9 3Q06 3Q07 Operating Income, $ m Growth 142%(1) q-o-q 2Q07 3Q07 Op income 48.8 45.9 EBC 2.1 7.9 3Q07 3Q06 3Q07 3Q07 7.5 (*) Growth 38%(1) y-o-y Growth 6%(1) q-o-q 53.8 2.1(*) 7.9(*) 50.9 53.8 7.9 (*) 39.0 2.4 (*) 26.3 2.1 (*) 2Q07 2Q07 Note (1): Growth calculated with cost of EBC excluded Note (*): These amounts represent cost of EBC accrued for the period. Net income impact includes tax effect

Stock Appreciation Rights ("SARs") program amendment reduced earnings volatility Cost of existing Equity Based Compensation (SARs and Stock Options), $m 2006 Q1 2006 Q2 2006 Q3 2006 Q4 2007 Q1 2007 Q2 2007 Q3 2007 Q4 2008 Q1 2008 Q2 2008 Q3 2008 Q4 2009 Q1 2009 Q2 2009 Q3 2009 Q4 2010 Q1 2010 Q2 SARs 1.9 0.4 2.4 14.8 8.9 -2 2.5 1.6 0.7 0.8 0.5 0.4 0.1 0.1 0 0 0 0 Stock Options 4.1 5.4 5.6 2.3 2.3 1.2 1.1 0.7 0.7 0.2 0.2 0.2 0.2 New stock options grants reflected in 3Q07 2006 Q1 2006 Q2 2006 Q3 2006 Q4 2007 Q1 2007 Q2 2007 Q3 2007 Q4 2008 Q1 2008 Q2 2008 Q3 2008 Q4 2009 Q1 2009 Q2 2009 Q3 2009 Q4 ebc price 30.05 25.35 30.25 46.84 55.38 55.01 After conversion to stock options the share price and therefore market volatility does not affect our operational results Cost of SARs accrued Share price at closing date Cost of Stock Options recognized

Strategy Update Third quarter 2007 earnings release

The pattern of regional expansion for B2C business in Russia is as follows: Moving from Moscow into the Top-10 identified by population size or proximity to Moscow Expansion from the Top-10 cities to the top-50 driven by the local demand and logistics Further expansion into the smaller cities and towns 2006 2007E B2C BB Other Empty 0 0 13.2 17.5 21.5 0 Growth 10.1 13.2 4.3 4 4.2 25.7 2006 2010 Mobile 14.4 29.9 Fixed 10.1 25.7 Other 6.1 12.7 Regional B2B2C demand for communications and residential broadband - two main growth drivers in the fixed-line segment Source: J'son and Partners, Renaissance Capital, estimates 2006 2010F Mobile Fixed Other $30.6bn 20% 26% 19% CAGR Telecom market structure $68.3bn 2010F 2006 Residential broadband Regional B2B2C demand 'Business as usual' Incremental demand Fixed-line growth, nominal US$, bn 2007F $10.1 $13.2 $25-26 ~$4.5 ~$4.0 ~$4.5 (~65% of growth)

Three-fold strategy: expansion into new market segments and regions based on success in the top corporate market Broadband - Triple Play Plus Continue regional expansion Acceleration of our regional expansion to become a national market player in both corporate and retail market segments 1 2 3 DLD/ILD market in Russia FMC launch in Ukraine Organic growth Acquisitions New market segments Become a leading provider of broadband access in Russia and the CIS. Note: DLD/ILD - Domestic Long Distance/International Long Distance, FMC - Fixed-to-Mobile Convergence Top corporate segment Deepening and widening of our corporate customer base in Moscow and St. Petersburg

BCS COS Cons I Mob 3Q06 129.5 85.5 11.3 2.4 3Q07 190.9 129.2 22.8 7.5 Revenue is up across main business lines Revenue per line of business (q-o-q), $ m BCS COS CMS Mob East 0.54 0.368721461 0.065068493 0.02140411 Revenue structure, 3Q07 54.5% BCS 36.9% 6.5% 2.1% COS Consumer Internet Mobile Note (1): BCS stands for business and corporate services, COS stands for carrier and operator services Revenue per line of business (y-o-y), $ m BCS(1) COS(1) Consumer internet Mobile 3Q06 3Q07 +47% +51% +102% +213% Increasing demand for our services Macroeconomic environment (reported 7% real GDP growth) Ongoing regional expansion of our customers, which also stimulates demand in Moscow Slowing of tariff erosion in Russia Key factors BCS COS Cons I Mob 2Q07 167.2 113.3 13.5 3.7 3Q07 190.9 129.2 22.8 7.5 BCS(1) COS(1) Consumer internet Mobile 2Q07 3Q07 +14% +14% +69% +103% 2 1 +

Moscow Regions East 0.64 0.36 Moscow Regions East 0.67 0.33 In 3Q07, Golden Telecom shown continuous growth across all regions with Moscow strengthened by Corbina Moscow NW Ukraine Other regions 2Q07 191.8 26.8 25.2 53.9 3Q07 235.5 28.9 28.1 57.8 Ukraine Other regions NW Russia(1) +12% +23% +8% +7% Regional growth, 3Q07 vs. 2Q07 Moscow Regions East 0.67 0.33 2Q07 3Q07 100%=$350.4m Regions Moscow $114.9m $235.5m Regional revenue breakdown 3Q07 vs. 2Q07, $m Moscow Note (1): NW Russia stands for North West Region of Russia Moscow NW Ukraine Other regions 3Q06 142.2 19.1 21.5 45.9 3Q07 235.5 28.9 28.1 57.8 Ukraine Other regions NW Russia(1) +31% +66% +52% +26% Regional growth, 3Q07 vs. 3Q06 Moscow Regions East 0.62 0.38 3Q06 3Q07 100%=$228.7m 100%=$350.4m Regions Regions Moscow Moscow $86.5m $142.2m $114.9m $235.5m Regional revenue breakdown 3Q07 vs. 3Q06, $m Moscow 100%=$297.7m Regions Moscow $105.9m $191.8m 3Q06 3Q07 2Q07 3Q07 2 1 +

The size and quality of our networks together with scale of our presence became a significant barrier to entry for new players

Moscow 10.4 m people
- 19% mkt share
- 7,278km fiber
- 2,100km copper
- 7,500 WiFi nodes[1]

Saint-Petersburg 4.6 m
- 14% mkt share[(1)]
- 2,264 km fiber[1]

Nizhny Novgorod 1.3m
- 28% mkt share
- 210 km fiber

Ekaterinburg 1.3m
- 23% mkt share
- 216 km fiber[1]

Kazan 1.1m
- 6% mkt share
- 208 km fiber

Krasnodar 0.7m
- 24% mkt share
- 130 km fiber
- 2 acquisitions during 2006

Samara 1.2m
- 25% mkt share
- 320km fiber
- 300km copper

Kaliningrad 0.4m
- 31% mkt share
- 60 km fiber[1]

Kiev 3.3m
- 300km fiber
- GSM network
- FMC project



Stockholm
(International Internet Exchange)
Kaliningrad
Saint-Peterburg
Moscow
Kiev
Odessa
Kharkov
Dnepropetrovsk
Nizhni Novgorod
Kazan
Perm
Ekaterinburg
Samara
Ufa
Chelyabinsk
Rostov-na-Donu
Krasnodar
Omsk
Novosibirsk
Krasnoyarsk
Khabarovsk
Vladivostok
Astana
Alma-Ata
Tashkent
Russian Federation
Kazakhstan
'Golden' access codes
- '51' for DLD
- '56' for ILD
Fiber Optic Cable Lines

Alma-Ata 2.9m
- Satellite network
- 100 BB C[(2)]
- ILD switch

Voronezh 0.8m
- 20% mkt share
- 240km fiber

Krasnoyarsk 0.9m
- 33% mkt share
- 60km fiber

Khabarovsk 0.6m
- 13% mkt share
- 55km fiber
- 40km copper

Vladivostok 0.6m
- 15% mkt share
- 71km fiber
- 16 km copper

- Technical presence in 314 cities across Russia and the CIS
- Largest commercial operator of satellite capacity in Russia and the CIS
- More than 88 points of commercial presence in the region

- DLD/ILD license in Russia and Ukraine
- GSM-1800 license in Ukraine (FMC project)

Golden Telecom ACHIEVE MORE

Note (1): mkt share- market share of fixed line market in the city (see slide 18)

13

Golden Telecom, Inc. – 3Q07 Earnings release - November 8, 2007

Golden Telecom captured 25% of the long-distance market and operates the largest number of zonal networks in Russia 2006 2Q07 3Q07 GT 4.1 6 7.2 market 23.8 28.9 28.9 2006 17% Golden Telecom Total LD market 21% GT's LD market share forecast, bn min 2 Source: Ministry of Communications of Russia, management estimates Note (*): the cities include Moscow and St. Petersburg Golden Telecom's zonal networks in Russia Existing, 37% of total population covered In process, 16% of total population 25% 2007F As of 2Q07 2007F As of 3Q07 Local operator Zonal operator DLD/ILD operator 5-10% 10-15% 10-15% 5-10% 30-50% Tariff structure for DLD/ILD traffic in Russia A B For a call from 'A' to 'B' customer 'A' selects the LD operator and pays him directly The selected LD operator then settles with respective local and zonal operators Market Share existing in process Top-10* zones Total 100% 100% 75.3% 69.8 59.6% 54.7 36.4% 32.3 Population, m Share of total LD traffic, % Top-20* zones Top-30* zones

Top 65 cities Other cities Percentage of population 65 77 Top-65 cities in Russia 100%=142.0m people 77 m 65 m Population in the Top-65 cities Population in other cities To reach 11.7 m potential broadband users we will construct FTTB networks to high rise apartment blocks in Top-65 Russian cities 3 High rise Others Percentage of population 0.65 0.35 8.4 m Top-65 cities breakdown 15.6 m People live in high rise apartment blocks People live in other houses 100%=24m households With PC W/o PC Percentage of population 0.5 0.5 PC penetration in Russia by 2010 100%=52.0m households 26.0 m 26.0 m With PC Without PC w/ PC w/o PC Percentage of population 0.75 0.25 3.9 m PC penetration in targeted area 11.7 m People with PC's in high rise apartment blocks Others 100%=15.6m households or 24m households

Initially we stated to cover 12 cities by the end of 2007 as of today we are already one year ahead of schedule 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Present Covge 0.4 0.8 1.1 1.7 1.9 2.4 2.7 3.4 FTTB households coverage statistics, m 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Presently 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Present Subs 25 36 47 65 113.1 175.4 222.8 286.2 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Presently FTTB subscribers statistics, k The construction commenced in 24 cities with the total population of 11.6 m households Corbina's access to Golden Telecom's resources Networks Technical Management expertise Funding Faster licensing process Acceleration of construction works by local branches of Golden Telecom fuelled by example of Corbina Commercial operation 3 months after the construction is finished 3

We captured half of the incremental broadband demand in Moscow, the most competitive market in Russia 6 1Q07 2Q07 3Q07 FTTb subs 103.6 155.2 194.2 302.5 Overall 1664 2360 2681 2896 Dec06 Moscow households passed(1), 000 1Q07 2Q07 Presently 7.0% 7.4% 8.8% 10.4% Take-up rate, % Households, k 2007E B2C BB Empty 0 1.1 1.35 0 Growth 1.1 0.25 0.25 1.6 2006 2007F Golden/ Corbina Others In 2007 in Moscow Golden Telecom/ Corbina will add ~250,000 new broadband subscribers effectively capturing half of the incremental demand Incremental broadband users, Moscow Average blended ARPU is $17 net of VAT Broadband subscribers, k 3 Note (1): Includes all technologies (FTTB, WiFi, xDSL)

6 1Q07 2Q07 3Q07 FTTB subs 113.1 175.4 222.8 286.2 DSL subs 26.9 42.7 45.2 56.8 WiFi subs 8.1 29.2 51.9 394.9 140 Dec06 Total broadband subscribers, 000 xDSL WiFi FTTB 226.2 297.2 1Q07 2Q07 Presently 6 1Q07 2Q07 3Q07 FTTB subs 1879 2769 3206 4146 Dec06 1Q07 2Q07 Presently Take-up rate, % Households, k Total households passed(1), 000 7.4% 8.1% 9.2% 9.5% Golden Telecom/Corbina have 394,900 broadband subscribers with more than 254,900 added in 2007 3 Note (1): Includes all technologies (FTTB, WiFi, xDSL)

Outlook for 2007 and beyond Third quarter 2007 earnings release

Outlook for 2007 and beyond Revenue EBITDA CAPEX FY 2007: Expected growth in the high-40s (in %) FY 2008: Expected growth in the mid-30s (in %) FY 2007: Expected growth of around 40% (without cost of EBC) FY 2008: Expected growth in the mid-40s (without cost of EBC) 20% of revenues for 2007-2009 20

Appendix Third quarter 2007 earnings release

Reconciliation of consolidated EBITDA and EBITDA without cost of EBC to consolidated net income Three Months Ended Nine Months Ended 9 /30/06 6 /3 0 /07 9 /30/07 9 /30/06 9 /30/07 EBITDA , without costs of EBC 65.5 83.3 9 3 .. 0 176. 4 24 2 .. 0 Cost of EBC 2.4 2.1 7.9 4.6 19.0 EBITDA 63.1 81,2 8 5 .. 1 171.8 22 3 .. 0 Depreciation and amortization 26.4 32.4 3 9.2 73.0 100.2 Operating Income 36.7 48.8 4 5. 9 98.8 12 2. 8 Other income (expense): Equity in earnings (losses) of ventures 0.3 0.1 0.7 1.0 0.4 Gain on sale of MCT - - 41.3 - 41.3 Foreign currency gain ( loss) 0.1 1.3 1 0 .. 9 1.6 1 2.5 Interest income (expense), net 0.1 (1.9) ( 1. 4 ) 0.8 (3.0) Total other income (expense) 0.5 0.4 5 1. 5 3.4 5 1.2 Income before income taxes and minority interest 37.2 48.4 9 7.4 102.2 17 4 .. 0 Income taxes 11.1 14.7 19. 6 31.8 44. 4 Minority interest 1.9 1.4 3. 4 4.0 6. 2 Income before cumulative effect of a change in accounting principle 24.2 32.3 7 4. 4 66.4 1 23. 4 Cumulative effect of a change in accounting - - - (0.7) - principle Net Income $ 24.2 $ 32.3 $ 7 4. 4 $ 65.7 $ 12 3. 4 (Amounts in million US $)

Reconciliation of consolidated operating income without cost of EBC to consolidated net income Three Months Ended Nine Months Ended 9 /30/06 6 /3 0 /07 9 /30/07 9 /30/06 9 /30/07 Operating income , without cost of EBC 39.1 50.9 5 3.2 103.4 14 1 .. 2 Cost of EBC 2.4 2.1 7.9 4.6 19.0 Operating Income 36.7 48.8 4 5.9 98.8 12 2.8 Other income (expense): Equity in earnings (losses) of ventures 0.3 0.1 0.7 1.0 0.4 Gain on sale of MCT - - 41.3 - 41.3 Foreign currency gain (loss) 0.1 1.3 1 0.9 1.6 1 2.5 Interest income (expense), net 0.1 (1.9) ( 1. 4 ) 0.8 (3.0) Total other income (expense) 0.5 0.4 5 1.5 3.4 5 1.2 Income before income taxes and minority interest 37.2 48.4 97.4 102.2 17 4.0 Income taxes 11.1 14.7 19.6 31.8 44.4 Minority interest 1.9 1.4 3. 4 4.0 6.2 Income before cumulative effect of a chang e in accounting principle 24.2 32.3 7 4.4 66.4 1 23.4 Cumulative effect of a change in accounting - - - (0.7) - principle Net Income $ 24.2 $ 32.3 $ 7 4.4 $ 65.7 $ 12 3.4 (Amounts in million US $)

Reconciliation of consolidated net income without cost of EBC to consolidated net income (Amounts in million US $) Three Months Ended Nine Months Ended 9 /30/06 6 /3 0 /07 9 /30/07 9 /30/06 9 /3 0/07 Net income , without cost of EBCs $ 26.3 $ 33.9 $ 81.9 $ 69.2 $ 138.9 Cost of EBCs , net of tax 2.1 1.6 7.5 3.5 17.5 Net Income $ 24.2 $ 32.3 $ 7 4.4 $ 65.7 $ 12 3.4